                        ==============================



                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                         Dated as of November 1, 1996

                                 by and among

                               WEEKS CORPORATION

                                      and

                          NWI WAREHOUSE GROUP, L.P.,
                     BUCKLEY & COMPANY REAL ESTATE, INC.,
                JOHN W. NELLEY, JR. AND ALBERT W. BUCKLEY, JR.



                         =============================

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


     THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of November 1, 1996, by and among WEEKS CORPORATION, a Georgia corporation (the "Company"), NWI WAREHOUSE GROUP, L.P. a Tennessee limited partnership, including its successors, assigns and transferees ("NWI"), BUCKLEY & COMPANY REAL ESTATE, INC., a Tennessee corporation, including its successors, assigns and transferees ("Buckley & Co."), JOHN W. NELLEY, JR., an individual resident of the State of Tennessee, including his permitted assigns and transferees, and ALBERT W. BUCKLEY, JR., an individual resident of the State of Tennessee, including his permitted assigns and transferees. NWI and Buckley & Co. are collectively referred to hereafter as the "NWI Group" and all references to NWI Group shall include within its meaning both "Buckley & Co." and "NWI."

     WHEREAS, this Agreement is made pursuant to (i) the Contribution Agreement for Development Properties dated as of even date herewith and (ii) the Contribution Agreement for the Aspen Grove Land dated as of even date herewith,
(iii) the Contribution Agreement for the I-440 Land dated as of even date herewith, (iv) the Contribution Agreement for the NWI Operating Business dated as of even date herewith, (v) the Contribution Agreement for the Buckley Operating Business dated as of even date herewith, and (vi) the Agreement of Merger dated as of even date herewith (collectively, (i) through (vi) are hereafter referred to as the "Contribution Agreements");

     WHEREAS, on the date hereof NWI Group is or will become the owner of either Common Stock (as defined below) of the Company or Units (as defined below) in Weeks Realty, L.P., a Georgia limited partnership (the "Operating Partnership"), in connection with the transactions described in the Contribution Agreements;

     WHEREAS, in order to induce Weeks to enter into the transactions described in the Contribution Agreements, NWI Group has agreed to the NWI Group Lock-up (as defined below) set forth in Section 2(a) hereof;

     WHEREAS, in order to induce Weeks to enter into the transactions described in the Contribution Agreements, NWI has agreed to the Company Participant Lock-up (as defined below) set forth in Section 2(b) hereof;

     WHEREAS, in order to induce Weeks to enter into the transactions described in the Contribution Agreements, John W. Nelley, Jr. and Albert W. Buckley, Jr. have agreed to the lock-up set forth in Section 2(c) hereof; and

     WHEREAS, in order to induce NWI Group to enter into the transactions described in the Contribution Agreements, the Company has agreed, with respect to the Units issued on, prior to, or as of March 31, 1998, to provide NWI Group with the registration rights set forth in either Section 3 hereof or Sections 5 and 6 hereof;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1.   Definitions.
          -----------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Buckley & Co." shall have the meaning set forth in the Preamble and also
      -------------
shall include each of Buckley & Co.'s successors and assigns.

     "Common Stock" shall mean the Common Stock, par value $.01 per share, of
      ------------
the Company.

     "Company" shall have the meaning set forth in the Preamble and also shall
      -------
include the Company's successors.

     "Company Participants" shall mean John W. Nelley, Jr., an individual
      --------------------
resident of the State of Tennessee, including his permitted assigns and transferees, and Albert W. Buckley, Jr., an individual resident of the State of Tennessee, including his permitted assigns and transferees (John W. Nelley, Jr. and Albert W. Buckley, Jr. are herein referred to collectively as the "Company Participants").

     "Company Participants Lock-up" shall have the meaning set forth in Section
      ----------------------------
2(b) hereof.

     "Company Participants Lock-up Period" shall have the meaning set forth in
      -----------------------------------
Section 2(b) hereof.

     "Contribution Agreements" shall have the meaning set forth in the
      -----------------------
Preamble.

     "Control" shall mean the ability, whether by the direct or indirect
      -------
ownership of shares or other equity interests, by contract or otherwise, to select a majority of the directors of a corporation, to select the managing partner of a partnership, to select the manager of a limited liability company or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, each of the general partners that has equal management control and authority, or the designated managing general partner or managing general partners thereof shall be deemed to have control of such partnership. In the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

     "Current Market Price" of each share of Common Stock shall mean (i) the
      --------------------
average of the closing prices of the Common Stock for the five-day period immediately preceding the day in question as reported by The Wall Street Journal
                                                         -----------------------
under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if the Common Stock is no longer traded on the New York Stock Exchange under the quotation system under which such closing prices are reported or, if The Wall Street Journal no longer
                                        -----------------------
reports such closing prices, such closing prices as reported by a newspaper or trade journal selected by the Company or (ii) if no such closing prices are available on such dates, the fair market value as determined in good faith by the Board of Directors of the Company.

     "Demand Prospectus" shall mean the prospectus included in the Demand
      -----------------
Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Demand Registrable Securities covered by the Demand Registration Statement, and in each case including all material incorporated by reference therein.

     "Demand Registration" shall mean a registration required to be effected
      -------------------
pursuant to Section 5 hereof.

     "Demand Registrable Securities" shall mean the Shares held by NWI Group,
      -----------------------------
excluding (i) Shares that have been disposed of under the Demand Registration Statement or any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by NWI Group if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     "Demand Registration Expenses" shall mean any and all expenses incurred by
      ----------------------------
the Company in connection with Demand Registrations and Piggyback Registrations, including, without limitation: (i) all SEC, stock exchange and National Association of Securities Dealers, Inc. ("NASD") registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Demand Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Demand Registration Statement, any Demand Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Demand Registrable Securities on any securities exchange or exchanges pursuant to Section 8(j) hereof, and

(v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Demand Registration Expenses shall specifically exclude "Selling Expenses."

     "Demand Registration Request"  shall have the meaning set forth in Section
      ---------------------------
5(a) hereof.

     "Demand Registrations" shall have the meaning set forth in Section 5(a)
      --------------------
hereof.

     "Demand Registration Statement" shall have the meaning set forth in
      -----------------------------
Section 8(a) hereof.

     "Dispose of" shall have the meaning set forth in Section 2(a) hereof.
      ----------

     "Entity" shall mean any general partnership, limited partnership,
      ------
corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Maximum Number" shall having the meaning set forth in Section 5(e) hereof.
      --------------

     "NWI" shall have the meaning set forth in the Preamble and also shall
      ---
include each of NWI's successors and assigns.

     "NWI Group" shall have the meaning set forth in the Preamble.
      ---------

     "NWI Group Lock-up" shall have the meaning set forth in Section 2(a)
      -----------------
hereof.

     "NWI Group Lock-up Period" shall have the meaning set forth in Section
      ------------------------
2(a) hereof.

     "Operating Partnership" shall have the meaning set forth in the Preamble
      ---------------------
and also shall include the Operating Partnership's successors and assigns.

     "Participant" shall mean NWI Group or the Company Participants,
      -----------
individually. "Participants" shall mean NWI Group and the Company Participants, collectively.

     "Partnership Agreement" shall mean the Second Amended and Restated
      ---------------------
Agreement of Limited Partnership of the Operating Partnership.

     "Person" shall mean any individual or Entity.
      ------

     "Piggyback Registration" shall have the meaning set forth in Section 6(a)
      ----------------------
 hereof.

      "Piggyback Registration Request" shall have the meaning set forth in
       ------------------------------
 Section 6(a) hereof.

      "Private Placement" shall mean the issuance and sale of Shares and Units
       -----------------
 pursuant to the transactions contemplated by the Contribution Agreements.

      "Registration Expenses" shall have the meaning set forth in Section 9
       ---------------------
 hereof.

      "SEC" shall mean the Securities and Exchange Commission.
       ---

      "Securities Act" shall mean the Securities Act of 1933, as amended from
       --------------
 time to time.

      "Selling Expenses" shall mean all underwriting discounts and selling
       ----------------
 commissions and transfer taxes applicable to the sale of Demand Registrable Securities and disbursements of underwriters.

      "Shares" shall mean (i) any Common Stock issued to NWI Group on the date
       ------
 hereof, (ii) any Common Stock issued to NWI Group in private placements subsequent to the date hereof but on or prior to March 31, 1998, and (iii) any Common Stock issued to NWI Group upon redemption of those Units which were issued to NWI Group on, prior to, or as of March 31, 1998.

      "Shelf Prospectus" shall mean the prospectus included in the Shelf
       ----------------
 Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Shelf Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

      "Shelf Registration" shall mean the registration required to be effected
       ------------------
 pursuant to Section 3 hereof.

      "Shelf Registrable Securities" shall mean the Shares held by NWI Group,
       ----------------------------
 excluding (i) Shares that have been disposed of under the Shelf Registration Statement or any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by NWI Group if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

      "Shelf Registration Expenses" shall mean any and all expenses incident to
       ---------------------------
 performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange and NASD registration and filing fees,
 (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Shelf Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Shelf Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shelf Registrable Securities on any securities exchange or exchanges pursuant to Section 4(l) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Shelf Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing NWI Group, and transfer taxes, if any, relating to the sale or disposition of Shelf Registrable Securities by NWI Group, all of which shall be borne by NWI Group in all cases.

      "Shelf Registration Notice" shall have the meaning set forth in Section
       -------------------------
 4(b) hereof.

      "Shelf Registration Statement" shall mean a registration statement of the
       ----------------------------
 Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

      "Units" shall mean the limited partnership interests of the Operating
       -----
 Partnership issued to NWI Group in the Private Placement, which interests are redeemable for Common Stock, or at the Operating Partnership's option, cash.

      2.   Lock-up Agreement.
           -----------------

      (a)  Lock-Up Period for NWI Group. NWI Group hereby agrees that, except as
           ----------------------------
 set forth in Section 2(d) below, from the date of issuance to NWI Group of each individual Unit or Share until one year after the date of each such issuance (the "NWI Group Lock-up Period"), without the prior written consent of the Company, NWI Group will not offer, sell, contract to sell, distribute or otherwise dispose of (collectively, "Dispose of"), directly or indirectly, to any partner of NWI Group or any other Person any such Shares or Units (the "NWI Group Lock-up").

      (b)  Lock-up Period for Company Participants.  NWI hereby agrees that,
           ---------------------------------------
 except as set forth in Section 2(d) below, until the third anniversary of the date hereof (the "Company Participant Lock-up Period"), without the prior written consent of the Company, NWI will not Dispose of, directly or indirectly, 42.722% of the Shares and/or Units held by NWI, which percentage represents those Shares and/or Units that are beneficially owned by the Company Participants (the "Company Participants Lock-up").

      (c)  Lock-up Period for John W. Nelley, Jr. and Albert W. Buckley, Jr.
           ----------------------------------------------------------------
 Each of John W. Nelley, Jr. and Albert W. Buckley, Jr. hereby agrees that until the third anniversary of the date hereof, without the prior written consent of the Company, such individual will not Dispose of, directly or indirectly, any beneficial ownership interest that such individual holds in NWI or Buckley & Co., as the case may be, except that the foregoing restriction will not be applicable in the event of the death of either of John W. Nelley, Jr. or Albert
 W. Buckley, Jr.

      (d)  Exceptions.  The following transfers of Shares or Units shall not be
           ----------
 subject to the NWI Group Lock-up set forth in Section 2(a) or the Company Participants Lock-up set forth in Section 2(b):

           (i) NWI Group may Dispose of Shares or Units pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee; and

           (ii) with the prior written consent of the Company, NWI Group may exchange its Units for shares of Common Stock;

      provided, however, that in the case of any transfer of Units pursuant to
      --------  -------
      clauses (i) and (ii), the transferee or transferees shall each be an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

 In the event NWI Group Disposes of Shares or Units described in this Section 2(d), such Shares or Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee (and any pledgee who acquires Shares or Units upon foreclosure or any transferee thereof) shall be required to execute and deliver a counterpart of this Agreement.
 Thereafter, such transferee shall be deemed to be a Participant for purposes of this Agreement.

      3.   Shelf Registration Under the Securities Act for the Benefit of NWI
           ------------------------------------------------------------------
           Group.
           -----

      (a)  Filing of Shelf Registration Statement.  Subject to Section 3(d), the
           --------------------------------------
 Company shall cause to be filed on the first business day following the expiration of the NWI Group Lock-Up, or as soon as practicable thereafter, the Shelf Registration Statement providing for the sale by the NWI Group of all of the Shelf Registrable Securities in accordance with the terms hereof and will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use its reasonable efforts to keep the Shelf Registration Statement with respect to the Shelf Registrable Securities continuously effective so long as NWI Group holds Shelf Registrable Securities. Subject to Section 4(b) and
 Section 4(i), the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided,
             --------
however, that the Company shall not be deemed to have used its reasonable
-------
efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in NWI Group not being able to sell Shelf Registrable Securities covered thereby during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Shelf Registration Statement and the SEC has not declared it effective or except as otherwise permitted by the last three sentences of Section 4(b).

      (b)  Expenses.  The Company shall pay all Shelf Registration Expenses in
           --------
 connection with the registration pursuant to Section 3(a). NWI Group shall pay all underwriting discounts and commissions, the fees and disbursements of counsel representing NWI Group, and transfer taxes, if any, relating to the sale or disposition of such Shelf Registrable Securities pursuant to the Shelf Registration Statement.

      (c)  Inclusion in Shelf Registration Statement.  If NWI Group does not
           -----------------------------------------
 provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, it shall not be entitled to have its Shelf Registrable Securities included in the Shelf Registration Statement.

      (d)  Inability to File or Maintain Shelf Registration Statement.  The
           ----------------------------------------------------------
 Company shall be obligated to comply with the provisions of Sections 3 hereof only if the Company is permitted, under the Securities Act and the rules and regulations of the SEC then applicable, to file and maintain the Shelf Registration Statement on a Form S-3 registration statement, or on any other similar forms that permits the registration of the Shelf Registration Securities and the incorporation by reference of subsequently filed documents under the Exchange Act. In the event that the Company is unable to comply with the provisions of Section 3 hereof in accordance with the foregoing sentence, the Company shall become obligated to provide NWI Group with those demand and piggyback registration rights provided for in Sections 5 and 6 hereof.

      (e)  Amendment to Shelf Registration Statement.  If NWI Group distributes
           -----------------------------------------
 any Units or Shares to its beneficial owners (each, a "Distributee"), the Company will use its best efforts to amend any Shelf Registration Statement in order to reflect such Distributee's status as record holder of such Units or Shares.

      4.   Shelf Registration Procedures.
           -----------------------------

      In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by Section 3 hereof, the Company shall:

           (a) prepare and file with the SEC, within the time period set forth in Section 3 hereof, the Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Shelf Registrable Securities in accordance with the intended method or methods of distribution by NWI Group and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

           (b)  subject to the last three sentences of this Section 4(b) and
 Section 4(i) hereof, (i) prepare and file with the SEC such amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause the Shelf Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by NWI Group. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or (iii) in this Section 4(b), Section 4(d) or Section 4(i) with respect to the Shelf Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction and it delivers written notice to NWI Group to the effect that NWI Group may not make offers or sales under the Shelf Registration Statement for a period not to exceed thirty (30) days from the date of such notice; provided, however, that the Company may deliver only two
                      --------  -------
 such notices within any twelve-month period, and (y) unless and until the Company has received a written notice (a "Shelf Registration Notice") from NWI Group that it intends to make offers or sales under the Shelf Registration Statement as specified in such Shelf Registration Notice; provided, however,
                                                           --------  -------
 that the Company shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of the Shelf Registration Notice. Once NWI Group has delivered a Shelf Registration Notice to the Company, NWI Group shall promptly provide to the Company such information as the Company reasonably requests in order to identify the method of distribution in a post-effective amendment to the Shelf Registration Statement or a supplement to the Shelf Prospectus. NWI Group also shall notify the Company in writing upon completion of such offer or sale or at such time as NWI Group no longer intends to make offers or sales under the Shelf Registration Statement;

           (c) furnish NWI Group after it has delivered a Shelf Registration Notice to the Company, without charge, as many copies of each Shelf Prospectus and any amendment or supplement thereto in order to facilitate the public sale or other disposition of the Shelf Registrable Securities; the Company consents to the use of the Shelf Prospectus and any amendment or supplement thereto by NWI Group of Shelf Registrable Securities in connection with the offering and sale of the Shelf Registrable Securities covered by the Shelf Prospectus or amendment or supplement thereto;

           (d) use its reasonable efforts to register or qualify the Shelf Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as NWI Group shall reasonably request in writing, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by NWI Group after it has delivered a Shelf Registration Notice to the Company, whichever is shorter; provided, however, that in connection therewith,
                                --------  -------
 the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

           (e) notify NWI Group promptly and, if requested by NWI Group, confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shelf Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Shelf Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

           (g) furnish to NWI Group after it has delivered a Shelf Registration Notice to the Company, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

           (h) cooperate with NWI Group to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Shelf Registrable Securities to be issued for such numbers of shares as NWI Group may reasonably request at least two business days prior to any sale of Shelf Registrable Securities;

          (i) subject to the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by clause (x) of Section 4(b) or clause (v) of Section 4(e) hereof, use its reasonable efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Shelf Registrable Securities, such Shelf Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

          (j) make available for inspection by NWI Group after it has provided a Shelf Registration Notice to the Company and any counsel, accountants or other representatives retained by NWI Group all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by NWI Group, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or
                             --------  -------
     information which the Company determines in good faith to be confidential and notifies NWI Group, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by NWI Group, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

          (k) a reasonable time prior to the filing of any Shelf Registration Statement or any amendment thereto, or any Shelf Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to NWI Group after it has provided a Shelf Registration Notice to the Company;

          (l) use its reasonable efforts to cause all Shelf Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

          (m) provide a CUSIP number for all Shelf Registrable Securities, not later than the effective date of a Shelf Registration Statement; and

          (n) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any similar rule as may be adopted by the SEC.

     The Company may require NWI Group to furnish to the Company in writing such information regarding the proposed distribution by NWI Group as the Company may from time to time reasonably request in writing.

      In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 3 hereof and this Section 4, NWI Group covenants and agrees that (i) it will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has provided a Shelf Registration Notice pursuant to Section 4(b) and has received copies of the Shelf Prospectus as then amended or supplemented as contemplated by Section 4(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4(e); (ii) upon receipt of any notice from the Company contemplated by Section 4(b) or Section 4(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 4(e)), NWI Group shall not offer or sell any Shelf Registrable Securities pursuant to the Shelf Registration Statement until NWI Group receives copies of the supplemented or amended Shelf Prospectus contemplated by Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, NWI Group will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in NWI Group's possession, of the Shelf Prospectus as amended or supplemented at the time of receipt of such notice; (iii) all offers and sales by NWI Group under the Shelf Registration Statement shall be completed within sixty (60) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty (60) day period, NWI Group will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause (i) above;
(iv) NWI Group and any of its partners, officers, directors or affiliates, if any, will comply with the provisions of Rule 10b-6 and 10b-7 under the Exchange Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; (v) NWI Group and any of its partners, officers, directors or affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; and (vi) NWI Group and any of its partners, officers, directors or affiliates, if any, will enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iv) and (v) above.

     5.   Demand Registrations for the Benefit NWI Group.
          ----------------------------------------------

     (a)  Requests for Demand Registration. In the event that the Company is not
          --------------------------------
permitted to file the Shelf Registration Statement in accordance with the provisions of Section 3(d) hereof, NWI Group shall immediately become entitled to the rights of this Section 5. Accordingly, NWI

Group, by written request delivered to the Company on or after the first business day following the expiration of the NWI Group Lock-Up, may request registration under the Securities Act of all or any portion of the Demand Registrable Securities held by NWI Group for sale in the manner specified in such request. Each initial request for a registration pursuant to this Section 5 shall specify the number of Demand Registrable Securities requested to be registered and sold by NWI Group, the method of disposition to be employed and the Current Market Price of the Common Stock as of the date of such request. Any request for registration pursuant to this Section 5(a) shall be referred to herein as a "Demand Registration Request" and all registrations requested pursuant to this Section 5 are referred to herein as "Demand Registrations."

     (b)  Number of Demand Registrations. The Company shall be required to
          ------------------------------
effect three (3) number of Demand Registrations pursuant to this Section 5, provided that the Company shall not be required to register any shares for a delayed or shelf offering pursuant to Rule 415 under the Securities Act unless the Company consents in writing. Notwithstanding anything to the contrary contained herein, a registration shall count as a Demand Registration only when a registration statement covering all Demand Registrable Securities covered by such Demand Registration Request shall have become effective (except that if, after it has become effective, the offering of Demand Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or action of the SEC not occasioned by the fault of NWI Group, such registration shall be deemed not to have been effected unless such stop order, injunction or other order or request shall subsequently have been vacated or otherwise removed) and, if such method of disposition is a firm commitment underwritten public offering, all such Demand Registrable Securities shall have been sold pursuant thereto; provided, however, that if a registration statement
                            --------  -------
filed by the Company pursuant to a Demand Registration Request shall be abandoned or withdrawn at the behest of NWI Group, then, unless NWI Group shall, promptly upon receipt of a request by the Company therefor supported by an invoice setting forth the expenses in reasonable detail, reimburse the Company for the Demand Registration Expenses in respect of such registration statement attributable to NWI Group, the Company shall be deemed to have effected a Demand Registration.

     (c)  Minimum Offering Amount.  The Company shall not be required to
          -----------------------
register Demand Registrable Securities pursuant to this Section 5 unless the aggregate Current Market Price of all Demand Registrable Securities covered by the Demand Registration Request shall be $1,000,000 or more (unless and to the extent NWI Group shall hold less than $1 million of Demand Registrable Securities, in which case such minimum offering amount shall be equal to the amount of Demand Registrable Securities so held).

     (d)  Selection of Underwriters. If the method of disposition specified by
          -------------------------
NWI Group shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of NWI Group, which approval shall not be unreasonably withheld.

     (e)  Priority on Demand Registrations. The Company shall be entitled to
          --------------------------------
include in any registration statement referred to in this Section 5, for sale in accordance with the method of disposition specified NWI Group, shares of Common Stock to be sold by the Company for its own account or by other shareholders of the Company for their account. Nonetheless, whether or not the Company desires to include any such additional shares in a Demand Registration, if such method of disposition is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the maximum number which can be included in such offering without adversely affecting the marketability of the offering (the "Maximum Number"), then the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, Demand Registrable Securities covered by the Demand Registration Request, (ii) second, securities the Company proposes to sell and (iii) third, other securities requested to be included in such registration.

     (f)  Exception. Anything in this Section 5 to the contrary notwithstanding,
          ---------
the Company shall not be required to file a registration statement in connection with a Demand Registration (i) within six months after the effective date of a Demand Registration or any registration statement of the type referred to in
Section 6, provided that, as contemplated by Section 6, NWI Group shall have been afforded the opportunity to sell Demand Registrable Securities pursuant to such registration statement, and all Demand Registrable Securities requested to be registered shall have been so registered and, if such registration statement shall relate to an underwritten public offering, shall have been included therein to the extent requested by NWI Group and shall have been sold or (ii) if counsel for the Company, reasonably acceptable to NWI Group shall deliver an opinion to NWI Group to the effect that, pursuant to Rule 144 under the Securities Act or otherwise, NWI Group can publicly offer and sell the Demand Registrable Securities as to which registration has been requested without registration under the Securities Act.

     6.   Piggyback Registrations for the Benefit of NWI Group.
          ----------------------------------------------------

     (a)  Right to Piggyback. In the event that the Company is not permitted to
          ------------------
file the Shelf Registration Statement in accordance with the provisions of
Section 3(d) hereof, NWI Group shall immediately become entitled to the rights of this Section 6. Accordingly, if on or after the first business day following the expiration of the NWI Group Lock-Up, the Company at any time proposes to register any of its Common Stock or other securities under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-8 or another form not available for registering the Demand Registrable Shares for sale to the public) (a "Piggyback Registration"), the Company will promptly (but in any event within 30 days) give written notice to NWI Group of its intention to effect such registration and will include in such registration all Demand Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after the receipt of the Company's notice (a "Piggyback Registration Request"); provided, however, that the Company shall
                                      --------  -------
not be required to include Demand Registrable Securities in the securities to be registered pursuant to a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable. In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock, any Piggyback Registration Request by NWI Group shall specify that either (i) such Demand Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration, or (ii) such Demand Registrable Securities are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances.

     (b)  Priority on Primary Registrations. If a Piggyback Registration is an
          ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the Maximum Number, the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, securities the Company proposes to sell, (ii) securities requested to be included in such registration pursuant to the Registration Rights and Lock-Up Agreement dated as of August 24, 1994, by and among Weeks Corporation and the Company Participants Listed on Schedule A thereof and the Other Participants Listed on Schedule B thereof, (iii) third,
(a) Demand Registrable Securities covered by Piggyback Registration Requests,
(b) securities covered by piggyback registration requests pursuant to that certain Registration Rights and Lock-Up Agreement by and among Weeks Corporation, Lichtin Properties, Inc., Harold S. Lichtin, Noel A. Lichtin, Marie
A. Robertson, Amy R. Ehrman, Roland G. Robertson, The Steven A. Lichtin Trust, The Karen S. Lichtin Trust and The Adam L. Lichtin Trust dated 1996, and (c) securities covered by piggyback registration requests pursuant to that certain Registration Rights and Lock-Up Agreement for Post-March 31, 1997 Units by and among Weeks Corporation, Lichtin Properties, Inc., Harold S. Lichtin, Noel A. Lichtin, Marie A. Robertson, Amy R. Ehrman, Roland G. Robertson, The Steven A. Lichtin Trust, The Karen S. Lichtin Trust and The Adam L. Lichtin Trust dated 1996, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration, and (iv) fourth, other securities requested to be included in such registration.

     (c)  Priority on Secondary Registrations. If a Piggyback Registration is an
          -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Maximum Number, the Company will include in such registration the shares requested to be included therein by the holders requesting such registration and the Demand Registrable Securities covered by Piggyback Registration Requests and any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration;
provided, however, that if the holders requesting registration are doing so
--------  -------
pursuant to demand registration rights of such holders, such holders' shares shall take priority over any Demand Registrable Securities and any other securities requested to be included, which shall be included on a pro rata basis.

     7.   Holdback Agreements.
          -------------------

     (a)  NWI Group of Demand Registrable Shares.  NWI Group agrees not to
          --------------------------------------
effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that NWI Group receives a notice from the Company of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Demand Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b)  Company Officers and Directors.  The Company agrees (i) not to effect
          ------------------------------
any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to (provided that the Company receives notice of the commencement of such 7-day period) and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use its best efforts to cause each of the Company's officers and directors who hold Common Stock or any securities convertible into or exercisable for Common Stock, to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     8.   Demand Registration Procedures.  If and whenever the Company is
          ------------------------------
required by the provisions of Section 5 or 6 hereof to use its reasonable efforts to effect the registration of any of the Demand Registrable Securities under the Securities Act, the Company shall use its reasonable efforts to effect the registration and sale of the Demand Registrable Securities in accordance with the intended method of disposition thereof and will, as expeditiously as possible:

          (a) and in any case within 90 days after receiving a request for a Demand Registration, prepare and file with the SEC a registration statement (the "Demand Registration Statement") with respect to such Demand Registrable Securities and use its reasonable efforts to cause such Demand Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided). Notwithstanding anything to the contrary contained herein, the filing of such Demand Registration Statement may be delayed for a period not to exceed 60 days if (i) the Company is contemplating a public offering of its securities and, in the judgment of the managing underwriter thereof (or the Company if such offering is not underwritten) such filing would have a material adverse effect on the contemplated offering, (ii) the Company is in possession of material non-public information that it deems advisable not to disclose in a Demand Registration Statement or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction, or (iii) the Company is engaged in any program for the repurchase of Common Stock or other securities of the Company;

          (b) prior to the filing described in paragraph (a) above, furnish to NWI Group copies of the Demand Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the approval of NWI Group only with respect to any statement in the Demand Registration Statement which relates to NWI Group;

          (c) notify NWI Group promptly and, if requested by NWI Group, confirm in writing, (i) when the Demand Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Demand Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Demand Registration Statement or any part thereof or the initiation of any proceedings for that purpose,
     (iv) if the Company receives any notification with respect to the suspension of the qualification of the Demand Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Demand Registration Statement is effective as a result of which (A) such Demand Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Demand Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Demand Registration Statement or any part thereof as promptly as possible;

          (e) furnish to NWI Group after it has delivered a Demand Registration Request to the Company, without charge, at least one conformed copy of the Demand Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (f) prepare and file with the SEC such amendments and supplements to such Demand Registration Statement and the Demand Prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Demand Registrable Securities covered by such Demand Registration Statement in accordance with NWI Group's intended method of disposition set forth in such Demand Registration Statement for such period;

          (g) furnish to NWI Group and to each underwriter such number of copies of the Demand Registration Statement and the Demand Prospectus included therein (including each preliminary prospectus) and such other documents, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Demand Registrable Securities covered by such Demand Registration Statement;

          (h) use its reasonable efforts to register or qualify the Demand Registrable Securities covered by such Demand Registration Statement under the securities or blue sky laws of such jurisdictions as NWI Group or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

          (i) provide a transfer agent and registrar, which may be a single entity, for all Demand Registrable Securities not later than the effective date of the Demand Registration Statement;

          (j) use its reasonable efforts to cause all Demand Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

          (k) if the offering is underwritten, to furnish, at the request of NWI Group, on the date that Demand Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Demand Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Demand Registration Statement, the related Demand Prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder and that such counsel does not believe that any such Demand Registration Statement, Demand Prospectus, amendment or supplement contains a misstatement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion as to financial statements or financial or statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by NWI Group or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities

     Act and that, in the opinion of such accountants, the financial statements of the Company included in the Demand Registration Statement or the Demand Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters may reasonably request; and

          (l) make available for inspection by NWI Group after it has provided a Demand Registration Request to the Company and any counsel, accountants or other representatives retained by NWI Group all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by NWI Group, counsel, accountants or representatives in connection with the Demand Registration Statement; provided, however, that such records, documents or
                             --------  -------
     information which the Company determines in good faith to be confidential and notifies NWI Group, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by NWI Group, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement.

For purposes of paragraphs (a) and (f) of this Section 8, the period of distribution of Demand Registrable Securities in a firm commitment underwritten public offering shall be deemed to be that period during which the underwriters in such offering require in an underwriting agreement in the form customarily used by such underwriters for comparable transactions that the Company keep a registration statement effective to permit each underwriter to complete the distribution of all securities purchased by it, and the period of distribution of Demand Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Demand Registrable Securities covered thereby or nine months after the effective date thereof.

     In connection with each registration hereunder, NWI Group will furnish to the Company in writing such information with respect to itself and the proposed distribution by itself as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Reasonable compliance with the obligation to furnish such information shall be a condition to the rights afforded NWI Group hereunder. In addition, NWI Group and any of its partners, officers, directors or affiliates, if any, (i) will comply with the provisions of Rule 10b-6 and 10b-7 under the Exchange Act as applicable to them in connection with sales of Demand Registrable Securities pursuant to the Demand Registration Statement; (ii) will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Demand

Registrable Securities pursuant to the Demand Registration Statement; and (iii) will enter into such written agreements as the Company shall reasonably request to ensure compliance therewith.

     In connection with each registration pursuant to Sections 5 and 6 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; provided that such
                                                        --------
agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof; provided, further that the time and
                                            --------  -------
place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

     9.   Demand and Piggyback Registration Expenses.  In connection with any
          ------------------------------------------
Demand Registration or Piggyback Registration, the Company shall pay all Demand Registration Expenses and NWI Group shall pay all Selling Expenses applicable to the shares sold by NWI Group.

     10.  Indemnification; Contribution.
          -----------------------------

     (a)  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless NWI Group and its partners, officers and directors and each Person, if any, who controls NWI Group within the meaning of Section 15 of the Securities Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which NWI Group, or any partner, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Demand Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (D) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Demand Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

          (iii) subject to the limitations set forth in Section 10(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 10(a)
--------  -------
shall not apply with respect to any loss, liability, claim, damage or expense that arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by NWI Group (i) expressly for use in the Shelf Registration Statement or any amendment thereto, the Shelf Prospectus or any amendment or supplement thereto, the Demand Registration Statement or any amendment thereto, or the Demand Prospectus or any amendment or supplement thereto or (ii) pursuant to any representation, warranty or other statement contained in any of the Contribution Agreements or any admission amendment to the Partnership Agreement.

     (b)  Indemnification by NWI Group.   NWI Group agrees to indemnify and hold
          ----------------------------
harmless the Company, and each of its respective directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement or Demand Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 10(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or any amendment thereto, the Shelf Prospectus or any amendment or supplement thereto, the Demand Registration Statement or any amendment thereto, or the Demand Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by NWI Group expressly for use therein. In no event, however shall the liability of NWI Group exceed the net proceeds received by NWI Group from any offering made in connection with a Demand Registration Statement or Shelf Registration Statement, as the case may be.

     (c)  Conduct of Indemnification Proceedings.  Each indemnified party shall
          --------------------------------------
give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 10(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under
Section 10(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the
                                             --------  -------
defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the second sentence of this Section 10(c).

     (d)  Contribution.  In order to provide for just and equitable contribution
          ------------
in circumstances in which the indemnity agreement provided for in this Section 10 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and NWI Group shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and NWI Group, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and NWI Group on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(d), NWI Group shall not be required to contribute any amount in excess of the amount by which the total price at which the Shelf Registrable Securities or the Demand Registrable Securities, as the case may be, of NWI Group were offered to the public exceeds the amount of any damages which NWI Group would otherwise have been required to pay by reason of such untrue statement or omission.

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), each Person, if any, who controls NWI Group within the meaning of Section 15 of the Securities Act and partners, directors and officers of NWI Group shall have the same rights to contribution as NWI Group, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement or the Demand Registration Statement, as the case may be, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     (e) In the event any sale pursuant to a Shelf Registration, Demand Registration or Piggyback Registration is an underwritten offering, then the Company agrees to indemnify and hold harmless each underwriter of Shelf Registerable Securities or Demand Registerable Securities to the same extent and on substantially similar terms as the Company's indemnification of NWI Group as set forth in Section 10(a) above.

     11.  Rule 144 Sales.
          --------------

     (a)  Compliance.  The Company covenants that, so long as it is subject to
          ----------
the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable NWI Group to sell Demand Registrable Securities or Shelf Registrable Securities pursuant to Rule 144 under the Securities Act.

     (b)  Cooperation with NWI Group.  In connection with any sale, transfer or
          --------------------------
other disposition by NWI Group of any Shelf Registrable Securities or Demand Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with NWI Group to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities or Demand Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Shelf Registrable Securities or Demand Registrable Securities to be for such number of shares as NWI Group may reasonably request at least two business days prior to any sale of Shelf Registrable Securities or Demand Registrable Securities.

     12.  Miscellaneous.
          -------------

     (a)  Amendments and Waivers.  The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the parties hereto.

     (b)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery,
(i) if to NWI, at 1410 Donelson Pike, Suite A-5, Nashville, Tennessee 37217,
Attention: John W. Nelley, Jr., (ii) if to Buckley & Co., at 1410 Donelson Pike, Suite A-5, Nashville, Tennessee 37217, Attention: Albert W. Buckley, Jr., (iii) if to John W. Nelley, Jr., at 3801 West End Avenue, Nashville, Tennessee 37203,
(iv) if to Albert W. Buckley, Jr., at 111 Sawyer Road, Franklin, Tennessee 37064 or (v) if to the Company, at 4497 Park Drive, Norcross, Georgia 30093,
Attention: A. R. Weeks, Jr.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

     (c)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors, assigns and transferees of each of the parties. If any successor, assignee or transferee of NWI or Buckley & Co. shall acquire Shelf Registrable Securities or Demand Registrable Securities, in any manner, whether by operation of law or otherwise, such Shelf Registrable Securities or Demand Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Shelf Registrable Securities or Demand Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     (d)  Third Party Beneficiaries. There shall be no third party beneficiaries
          -------------------------
or intended beneficiaries of this Agreement

     (e)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (g)  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Georgia without giving effect to the conflicts of law provisions thereof.

     (h)  Specific Performance.  The parties hereto acknowledge that there would
          --------------------
be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

      (i) Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above

                                WEEKS CORPORATION


                                By:________________________________
                                   Name:
                                   Title:


                                NWI WAREHOUSE GROUP, L.P.


                                By:      NWI X, L.P., its Sole General Partner



                                        By: _______________________
                                            John W. Nelley, Jr.,
                                            General Partner


                                        By: _______________________
                                            Albert W. Buckley, Jr.,
                                            General Partner



                              BUCKLEY & COMPANY REAL ESTATE, INC.


                              By: _______________________
                                  Albert W. Buckley, Jr., President



                              JOHN W. NELLEY, JR.



                              ___________________________



                              ALBERT W. BUCKLEY, JR.


                              __________________________